UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2007

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-8389	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Explanatory Note:

We are filing this Amendment No. 1 to Form 8-K12G3 solely for the purpose of effecting a technical correction to the EDGAR submission header used in the original Form 8-K filed on June 4, 2007. The original filing, and this Amendment No. 1, will be superseded by a Form 8-K12B to be filed by Public Storage on June 6, 2007 (the “Subsequent Filing”). The purpose of the Subsequent Filing is to obtain for Public Storage a corrected Commission File Number for use in subsequent filings to be made by it under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2007

PUBLIC STORAGE

By:	/s/ Stephanie Heim
Stephanie Heim
Vice President